STATE OF DELAWARE

CERTIFICATE OF CANCELLATION
OF
CARRIER EQ, LLC

1. The name of the limited liability company is Carrier EQ, LLC.

2. The Certificate of Conversion, reflecting the conversion of CarrierEQ, Inc. to the limited liability company Carrier EQ, LLC, was filed on May 21, 2020.

3. This Certificate of Cancellation shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Cancellation as of this February 10, 2022

DocuSigned by:
/s/ [Flávio Xavier Ferreira
D201782708BE445...

Flávio Xavier Ferreira

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:46 PM 02/10/2022
FILED 03:46 PM 02/10/2022
SR 20220459999 - File Number 5940252